Other Financial Data (Notes)	12 Months Ended
Dec. 28, 2019
Other Income and Expenses [Abstract]
Other Financial Data	Other Financial Data
Consolidated Statements of Income Information
Other expense/(income)
Other expense/(income) consists of the following (in millions):

	December 28, 2019	December 29, 2018	December 30, 2017
Amortization of prior service costs/(credits)	$(306)	$(311)	$(328)
Net pension and postretirement non-service cost/(benefit)(a)	(172)	(40)	(308)
Loss/(gain) on sale of business	(420)	15	—
Interest income	(36)	(35)	(43)
Foreign exchange loss/(gain)	10	166	13
Other miscellaneous expense/(income)	(28)	37	39
Other expense/(income)	$(952)	$(168)	$(627)
(a)    Excludes amortization of prior service costs/(credits).
We present all non-service cost components of net pension cost/(benefit) and net postretirement cost/(benefit) within other expense/(income) on our consolidated statements of income. See Note 12, Postemployment Benefits, for additional information on these components, including any curtailments and settlements, as well as information on our prior service credit amortization. See Note 4, Acquisitions and Divestitures, for additional information related to our loss/(gain) on sale of business. See Note 15, Venezuela - Foreign Currency and Inflation, for information related to our nonmonetary currency devaluation losses. See Note 13, Financial Instruments, for information related to our derivative impacts.
Other expense/(income) was $952 million of income in 2019 compared to $168 million of income in 2018. This increase was primarily driven by a $420 million net gain on sales of businesses in 2019 compared to a $15 million loss on sale of business in 2018, a $162 million non-cash settlement charge in the prior year related to the wind-up of our Canadian salaried and Canadian hourly defined benefit pension plans, and a $136 million decrease in nonmonetary currency devaluation losses related to our Venezuelan operations as compared to the prior year period. The increase also reflects a $28 million gain related to the excluded component on our cross-currency contracts designated as cash flow hedges as compared to the prior period gain of $1 million.
Other expense/(income) was $168 million of income in 2018 compared to $627 million of income in 2017. This decrease was primarily due to a $162 million non-cash settlement charge in 2018 related to the wind-up of our Canadian salaried and Canadian hourly defined benefit pension plans compared to a $177 million non-cash curtailment gain from postretirement plan remeasurements in 2017. This decrease was also driven by a $110 million increase in nonmonetary currency devaluation losses related to our Venezuelan operations. There was also a $15 million loss on sale of business in 2018.